UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549


                                FORM 8-K



                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report:  April 5, 1996




                  ELECTRONIC SYSTEMS TECHNOLOGY INC.
                      (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                           415 N. Quay St. #4
                          Kennewick  WA  99336
               (Address of principal executive offices)


Registrant's telephone number, including area code:(509) 735-9092






























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ITEM 5.  OTHER EVENTS

On APRIL 5, 1996, the Company issued a letter to shareholders discussing yearend 1995 results, the announcement of the Company's stock repurchase plan, and other informational issues. This shareholder letter is incorporated by reference and is attached hereto as Exhibit 20.3.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND
EXHIBITS.

         Exhibit 20.3 - Letter to Shareholders published APRIL 5, 1996.
















































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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

T. L. KIRCHNER

By: T.L. Kirchner
President
Date: APRIL 5, 1996